Exhibit 24


                                POWER OF ATTORNEY

                  We, the undersigned directors of Lee Enterprises, Incorporated, hereby severally constitute Richard D. Gottlieb, Larry L. Bloom and G. C. Wahlig, and each of them, our true and lawful attorneys with full power to them, and each of them, to sign for us and in our names, in the capacities indicated below, the Registration Statement filed herewith and any amendments to said Registration Statement, and generally do all such things in our name and behalf in our capacities as directors to enable Lee Enterprises, Incorporated to comply with the provisions of the Securities Act 1933 as amended, and all requirements of the Securities and Exchange Commission, hereby ratifying and confirming our signatures as they may be signed by our said attorneys, or either of them, to said Registration Statement on Form S-8 and any and all amendments thereto.

         Pursuant to the requirements of the Securities Act of 1933, this power has been signed below by the following persons on behalf of the registrant and in the capacities and on the date indicated:

Signature                                        Title               Date
- ----------------------                    ------------------   -----------------

/s/ Lloyd G. Schermer
Lloyd G. Schermer                         Chairman of the      November 9, 1995
                                          Board of Directors

/s/ J. P. Guerin
J. P. Guerin                              Director             November 9, 1995

/s/ Phyllis Sewell
Phyllis Sewell                            Director             November 9, 1995

/s/ Mark Vittert
Mark Vittert                              Director             November 9, 1995

/s/ Ronald L. Rickman
Ronald L. Rickman                         Director             November 9, 1995


Richard W. Sonnenfeldt                    Director             December 16, 1995

/s/ Rance E. Crain
Rance E. Crain                            Director             November 9, 1995

/s/ Charles E. Rickershauser, Jr.
Charles E. Rickershauser, Jr.             Director             November 9, 1995

/s/ Andrew E. Newman
Andrew E. Newman                          Director             November 9, 1995